                                                                    EXHIBIT 23.a


                              ARTHUR ANDERSEN LLP

                   Consent of Independent Public Accountants


To the Board of Directors of
Saul Centers, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 2, 2001 included in Saul Centers, Inc. Form 10-K for the year ended December 31, 2000.


                                                       /s/ Arthur Andersen LLP

Vienna, Virginia
April 30, 2001